                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 7, 2005


                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)


                       SEE TABLE OF ADDITIONAL REGISTRANTS


               DELAWARE                              333-56239-01                            43-1144353
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
           (Address of Principal Executive Office, including Zip Code)

                                 (312) 798-1200
              (Registrant's telephone number, including area code)

                                      N.A.
         (Former name or former address, if changed since last report.)


                                 ADDITIONAL REGISTRANTS           COMMISSION
          NAME               JURISDICTION OF INCORPORATION        FILE NUMBER
-----------------------      -----------------------------        ------------
LA PETITE ACADEMY, INC.                 DELAWARE                   333-56239

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 7, 2005, Robert E. King resigned from his positions as a director of LPA Holding Corp. and its subsidiaries, including La Petite Academy, Inc. (collectively the "Company") and as a member of the Compensation Committee of the Board of Directors of the Company to devote more time to the increasing demands of his other business endeavors. His resignation was not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LPA HOLDING CORP.

Dated: April 12, 2005
                                    By:   /s/ Neil P. Dyment
                                          --------------------------------------
                                          Neil P. Dyment
                                          Chief Financial Officer

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LPA HOLDING CORP.

Dated: April 12, 2005
                                    By:   /s/ Neil P. Dyment
                                          --------------------------------------
                                          Neil P. Dyment
                                          Chief Financial Officer